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                                 Exhibit 99.1

                          Supplemental ABS Term Sheet
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All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                                                                   July 25, 2000
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                       Collateral Term Sheet Supplement
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                First Horizon Asset Securities, Inc., Depositor
            First Horizon Mortgage Pass-Through Trust Series 2000-3

                                  FICO SCORES

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          Bucket         # of Loans          Size           % of Pool
       -----------------------------------------------------------------
        600-619               2           602,406.02           0.3%
        602-639              24         8,357,451.27           4.8%
        640-659              31        10,461,306.79           6.0%
        660-679              43        14,779,778.39           8.5%
        680-699              62        21,063,118.43          12.1%
        700-719              59        23,115,291.61          13.3%
        720-739              71        26,261,766.54          15.1%
        740-759              69        24,692,224.36          14.2%
        760-779              80        28,787,274.57          16.6%
        780-799              38        13,611,526.67           7.8%
        800-819               5         2,100,806.74           1.2%
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                            484       173,832,951.39         100.0%
       ----------------------------------------------------------------


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          Bucket         # of Loans          Size           % of Pool
       ----------------------------------------------------------------
        600-650              44        14,799,816.08           8.5%
        651-819             440       159,033,135.31          91.5%
       ----------------------------------------------------------------

                            484       173,832,951.39         100.0%
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          Weighted Average FICO Score:                              722


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

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